UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2009

SYNOVIS LIFE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-13097	41-1526554
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

2575 University Ave. W.
St. Paul, Minnesota	55114
(Address of Principal Executive Offices)	(Zip Code)
(651) 796-7300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Current Report on Form 8-K that was initially filed by Synovis Life Technologies, Inc. (“Synovis”) on July 22, 2009 (the “Initial Form 8-K”) announcing Synovis’ acquisition, through its wholly-owned subsidiary Synovis Orthopedic and Woundcare, Inc. (formerly known as Synovis Surgical Sales, Inc.), of substantially all of the assets of Pegasus Biologics, Inc., a Delaware corporation (“Pegasus”), from Comerica Bank. Synovis is filing this Form 8-K/A (Amendment No. 1) to include the Pegasus financial statements and pro forma financial information required under Item 9.01 of Form 8-K, which were permitted to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

The audited financial statements and related notes of Pegasus as of and for the years ended December 31, 2008 and 2007 are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The unaudited condensed financial statements and related notes of Pegasus as of and for the six months ended June 30, 2009 and 2008 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated condensed balance sheet of Synovis as of April 30, 2009 and the unaudited pro forma consolidated condensed statements of operations of Synovis for the six months ended April 30, 2009 and twelve months ended October 31, 2008 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

2.1	Foreclosure Sale Agreement by and between Comerica Bank and Synovis Orthopedic and Woundcare, Inc. (formerly known as Synovis Surgical Sales, Inc.), a wholly-owned subsidiary of Synovis Life Technologies, Inc., dated as of July 2, 2009 (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K dated July 2, 2009 (File No. 0-13907)) (Schedules and Exhibits have been omitted; however copies thereof will be furnished to the Securities and Exchange Commission upon request).

23.1	Consent of Independent Auditors (filed herewith).

99.1	Audited financial statements and related notes of Pegasus Biologics, Inc. as of and for the years ended December 31, 2008 and 2007 (filed herewith).

99.2	Unaudited condensed financial statements and related notes of Pegasus Biologics, Inc. as of and for the six months ended June 30, 2009 and 2008 (filed herewith).

99.3	Unaudited pro forma consolidated condensed balance sheet of Synovis as of April 30, 2009 and the unaudited pro forma consolidated condensed statements of operations of Synovis for the six months ended April 30, 2009 and twelve months ended October 31, 2008 (filed herewith).

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOVIS LIFE TECHNOLOGIES, INC.
Dated: September 18, 2009	By:	/s/ Brett A. Reynolds
Brett A. Reynolds
Vice President of Finance, Chief Financial Officer and Corporate Secretary

SYNOVIS LIFE TECHNOLOGIES, INC.

FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Foreclosure Sale Agreement by and between Comerica Bank and Synovis Orthopedic and Woundcare, Inc. (formerly known as Synovis Surgical Sales, Inc.), a wholly-owned subsidiary of Synovis Life Technologies, Inc., dated as of July 2, 2009 (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K dated July 2, 2009 (File No. 0-13907)) (Schedules and Exhibits have been omitted; however copies thereof will be furnished to the Securities and Exchange Commission upon request).

23.1	Consent of Independent Auditors (filed herewith).

99.1	Audited financial statements and related notes of Pegasus Biologics, Inc. as of and for the years ended December 31, 2008 and 2007 (filed herewith).

99.2	Unaudited condensed financial statements and related notes of Pegasus Biologics, Inc. as of and for the six months ended June 30, 2009 and 2008 (filed herewith).

99.3	Unaudited pro forma consolidated condensed balance sheet of Synovis as of April 30, 2009 and the unaudited pro forma consolidated condensed statements of operations of Synovis for the six months ended April 30, 2009 and twelve months ended October 31, 2008 (filed herewith).